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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 9, 2000



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


    An Ohio Corporation                 No. 1-303                 31-0345740
(State or other jurisdiction         (Commission File            (IRS Employer
     of incorporation)                    Number)                   Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.  Other Events

         On March 9, 2000, the Company released its earnings for the fourth quarter of 1999 and for fiscal year 1999. Attached hereto as Exhibit
         99.1 is the text of that release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

             99.1 Earnings release for fourth quarter 1999 and fiscal year 1999.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            THE KROGER CO.



May 24, 2000                                By: (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                  and General Counsel